UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2007

Centennial Bank Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-296-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

On January 18, 2007, Centennial Bank Holdings, Inc. (the “Company”) filed Post-Effective Amendment No. 1 to Form S-1 Registration Statement No. 333-124855 (the “Registration Statement”).  On January 26, 2007, the Securities and Exchange Commission declared the Post-Effective Amendment effective.  The Company filed the Post-Effective Amendment to deregister the securities remaining unsold under the Registration Statement.  Because these unsold securities became freely tradable upon expiration of the required holding periods under Rule 144 of the Securities Act of 1933, it is no longer necessary for the Company to maintain the effectiveness of the Registration Statement.  Therefore, effective today, the Registration Statement is no longer effective and all of the shares remaining unsold under the Registration Statement have been deregistered.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó
Title: Executive Vice President, General
Counsel and Secretary

Date:  January 26, 2007